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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                    ----------------------------------


                                FORM 8-K/A
                              AMENDMENT NO. 1

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  AUGUST 29, 1997



                          ALLEGIANT BANCORP, INC.
           (Exact name of registrant as specified in its charter)


     MISSOURI                      0-26350                43-1519382
  (State or other             (Commission File        (I.R.S. Employer
  jurisdiction of                  Number)             Identification
   organization)                                           Number)


           7801 FORSYTH BOULEVARD
            ST. LOUIS, MISSOURI                             63105
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (314) 726-5000

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

      On September 4, 1997, Allegiant Bank (the "Bank"), a Missouri state-chartered bank and wholly-owned subsidiary of Allegiant Bancorp, Inc., a Missouri corporation (the "Registrant"), acquired two branch offices (the "Branches") of Roosevelt Bank, a Missouri state-chartered bank and an indirect wholly-owned subsidiary of Mercantile Bancorporation Inc., located in Warrenton, Missouri and Union, Missouri. Pursuant to the Deposit Transfer and Asset Purchase Agreements, dated May 8, 1997, between the Registrant and Roosevelt Bank, the Bank: (1) assumed deposit liabilities relating to the Branches of approximately $95.7 million; (2) acquired real property owned by Roosevelt Bank for operation of the Branches and the related automated teller machines, furniture, fixtures, equipment and other operating assets with an aggregate value of approximately $0.9 million; and (3) acquired consumer loans of Roosevelt Bank of approximately $2.9 million. In addition, the Registrant received approximately $83.1 million in cash, net of a premium of approximately $8.7 million (the difference in the value of the assets acquired and the liabilities assumed, which may be deemed to be the purchase price). The terms of the transaction were negotiated on an arm's-length basis by non-affiliated parties.

      Prior to completion of the transaction, Roosevelt Bank provided personal and commercial banking and related financial services from the Branches. The Bank will continue to provide such services from the Branches post-acquisition, thus extending its services into market areas that are contiguous to the Bank's established market areas. With the acquisition of the Branches, the Bank now holds approximately 33% of the total deposits held by FDIC-insured institutions in the Warrenton area and approximately 5% of the total deposits held by FDIC-insured institutions in the Union area.

      The Bank provides personal and commercial banking and related financial services from eight locations in the St. Louis area, one location in the Warrenton area, one location in the Union area and three locations in Northeast Missouri. As of September 30, 1997, the Registrant reported, on a consolidated basis, $578.7 million in total assets, $473.4 million in total deposits and $34.9 million in shareholders' equity.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial statements of businesses acquired.  The
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Registrant believes that, based on the criteria in Reg. Sec. 210.11-1(d), the acquisition of the Branches did not involve the acquisition of a "business" within the meaning of Item 7 and, therefore, is not providing the financial
statements required thereby.   An audited statement of assets acquired and
liabilities assumed is filed herewith.

           (b)   Pro forma financial information.  See Item 7(a) above.
                 -------------------------------

           (c)   Exhibits.  See Exhibit Index.
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                                   *   *   *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 1997

                                    ALLEGIANT BANCORP, INC.



                                    By  /s/ Shaun R. Hayes
                                      ------------------------------------
                                      Shaun R. Hayes, President


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
                          EXHIBIT INDEX
Exhibit No.                         Description
-----------                         -----------
    2.1     Agreement and Plan of Merger between Allegiant Bancorp, Inc. and
            Reliance Financial, Inc. dated as of March 20, 1997 filed as Exhibit
            2.1 of Amendment No. 1 to the Registration Statement on Form S-4
            (Reg. No. 333-26433) is incorporated herein by this reference.

   10.1 Deposit Transfer and Asset Purchase Agreement, dated May 8, 1997, between Roosevelt Bank and Allegiant Bancorp, Inc. filed as Exhibit
            10.15 of Amendment No. 1 to the Registration Statement on Form S-4
            (Reg. No. 333-26433) is incorporated herein by this reference.

   10.2 Deposit Transfer and Asset Purchase Agreement, dated May 8, 1997, between Roosevelt Bank and Allegiant Bancorp, Inc. filed as Exhibit
            10.16 of Amendment No. 1 to the Registration Statement on Form S-4
            (Reg. No. 333-26433) is incorporated herein by this reference.

   23.1     Consent of BDO Seidman, L.L.P.

   99.1     Press Release dated September 9, 1997 filed as Exhibit 99.1 to the Form
            8-K of Allegiant Bancorp, Inc. filed September 10, 1997.


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                      UNION, MISSOURI AND WARRENTON, MISSOURI
                      BANK BRANCHES ACQUIRED BY ALLEGIANT BANK






                          STATEMENT OF ASSETS PURCHASED
                             AND LIABILITIES ASSUMED

                                SEPTEMBER 4, 1997




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
                            TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----
INDEPENDENT AUDITORS' REPORT                                              1

FINANCIAL STATEMENT

  Statement of Assets Purchased and Liabilities Assumed.................  2
  Summary of Accounting Policies........................................  3
  Notes to Statement of Assets Purchased and Liabilities Assumed........  4



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INDEPENDENT AUDITORS' REPORT



Board of Directors and Shareholders
Allegiant Bancorp, Inc.
St. Louis, Missouri

We have audited the accompanying statement of assets purchased and liabilities assumed of the bank branches formerly owned by Roosevelt Bank located in Union, Missouri and Warrenton, Missouri (the Branches) as of September 4, 1997. This financial statement is the responsibility of the Branches' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets purchased and liabilities assumed is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of assets purchased and liabilities assumed was prepared for the purpose of complying with the rules of the Securities and Exchange Commission and is not intended to be a complete presentation of the Branches' financial position.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the assets purchased and liabilities assumed at September 4, 1997 in conformity with generally accepted accounting principles.

/s/ BDO Seidman, LLP


St. Louis, Missouri
October 27, 1997




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
                                   UNION, MISSOURI AND WARRENTON, MISSOURI
                                  BANK BRANCHES ACQUIRED BY ALLEGIANT BANK

                            STATEMENT OF ASSETS PURCHASED AND LIABILITIES ASSUMED

                                                                                              SEPTEMBER 4, 1997
                                                                                              -----------------
ASSETS PURCHASED:
Cash and due from banks                                                                             $85,672,847
Loans, net of allowance for possible loan losses of $30,000 (Note 1)                                  2,911,257
Premises and equipment (Note 2)                                                                         925,648
Accrued interest and other assets                                                                        80,441
Costs in excess of fair value of net assets acquired                                                  8,766,268
                                                                                                    -----------
Total assets purchased                                                                              $98,356,461
                                                                                                    ===========

LIABILITIES ASSUMED:
Deposits
     Non-interest bearing                                                                           $22,345,848
     Interest bearing                                                                                69,272,996
     Certificates of deposit of $100,000 or more                                                      4,128,329
                                                                                                    -----------

Total deposits                                                                                       95,747,173
Accrued interest payable                                                                                576,982
Due to Roosevelt Bank (Note 3)                                                                        2,032,306
                                                                                                    -----------
Total liabilities assumed                                                                           $98,356,461
                                                                                                    ===========

-----------------
See accompanying summary of accounting policies and notes to statement of assets purchased and liabilities assumed.


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                   UNION, MISSOURI AND WARRENTON, MISSOURI
                   BANK BRANCHES ACQUIRED BY ALLEGIANT BANK

                       SUMMARY OF ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

      The statement of assets purchased and liabilities assumed relates to the purchase of two bank branch offices by Allegiant Bank (the Bank), a wholly-owned subsidiary of Allegiant Bancorp, Inc. The two bank branch offices, located in Union, Missouri and Warrenton, Missouri (the Branches), were acquired on September 4, 1997 from Roosevelt Bank, an indirect wholly-owned subsidiary of Mercantile Bancorporation Inc., pursuant to the two substantially similar Deposit Transfer and Asset Purchase Agreements entered into on May 8, 1997. The Branches provide personal and commercial banking and related financial services in their respective locations.

      The financial statement has been prepared to substantially comply with rules and regulations of the Securities and Exchange Commission for businesses acquired. The statement of assets purchased and liabilities assumed is presented as of the date of acquisition. No statement of operations is presented for the Branches acquired because the operating results, if determined, are not considered to be meaningful.


BANK PREMISES AND EQUIPMENT

      Premises and equipment are stated at their appraised cost as of the date of acquisition.


COSTS IN EXCESS OF NET ASSETS ACQUIRED

      Goodwill, which represents, among other things, the value of the customer base, deposit relationships, branch networks and earning capacity of the Branches, is being amortized on the straight-line method over 15 years.


USE OF ESTIMATES

      The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets purchased and liabilities assumed by the Bank at the date of the financial statement.



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                    UNION, MISSOURI AND WARRENTON, MISSOURI
                    BANK BRANCHES ACQUIRED BY ALLEGIANT BANK

        NOTES TO STATEMENT OF ASSETS PURCHASED AND LIABILITIES ASSUMED


1. LOANS

      Loans acquired by the Bank at September 4, 1997 were primarily consumer installment loans. There were no impaired or non-accrual loans purchased by the Bank.


2. PREMISES AND EQUIPMENT

      Components of premises and equipment consisted of the following:

                                             SEPTEMBER 4, 1997
                                             -----------------
            Land                                      $330,000
            Bank premises                              530,000
            Furniture and equipment                     65,648
                                                      --------

                                                      $925,648
                                                      ========

3. DUE TO ROOSEVELT BANK

It was anticipated that Branch records may not be complete as of the date of closing. Therefore, the net transfer of cash on September 4, 1997 was estimated based upon loan and deposit balances as of July 31, 1997. Subsequent to closing, $2,032,306 in cash was transferred back to Roosevelt Bank in final settlement of the Branch acquisitions.



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